August 9, 2006

August 9, 2006

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

Supplement to Statement of Additional Information Dated August 1, 2006

     Effective on or about August 7, 2006, the following information supersedes and replaces any contrary information contained in the section in the Fund's Statement of Additional Information entitled "Management Arrangements."

     Effective on or about August 7, 2006, W. Michael Petty will be the primary portfolio manager for Dreyfus New Jersey Intermediate Municipal Bond Fund. Mr. Petty joined Dreyfus in June 1997 and serves as a portfolio manager for other Dreyfus-managed municipal bond funds.

     Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of July 31, 2006:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

W. Michael Petty	0	0	$2.6 Billion	0	0	0

     The dollar range of Dreyfus New Jersey Intermediate Municipal Bond Fund shares beneficially owned by the primary portfolio manager is as follows as of July 31, 2006:

Dollar Range of Fund
Portfolio Manager	Shares Beneficially Owned

W. Michael Petty	None